UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 17, 2006

STEELCASE INC.

Michigan (State of incorporation)	1-13873 (Commission File Number)	38-0819050 (IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address of principal executive offices)		(Zip code)
(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) Effective October 23, 2006, James P. Keane will serve as President, Steelcase Group of Steelcase Inc. (the “Company”). Mr. Keane has served as Senior Vice President, Chief Financial Officer of the Company since April 2001.
     (c) Effective October 23, 2006, David C. Sylvester will serve as Vice President, Chief Financial Officer of the Company. Mr. Sylvester, age 42, has been Vice President, Operations Finance of the Company since March 2005 and was finance leader for Steelcase International from 1999 to March 2005. Mr. Sylvester has been with the Company since 1995.
Item 8.01 Other Events.
     On October 17, 2006, the Company issued a press release announcing the appointments of Mr. Sylvester and Mr. Keane. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)       Exhibits.

Exhibit
Number	Description
99.1	Press release dated October 17, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.
Date: October 20, 2006	/s/ James P. Keane

James P. Keane Senior Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated October 17, 2006